PennyMac Mortgage Investment Trust October 31, 2019 Third Quarter 2019 Earnings Report Exhibit 99.2

3Q19 Earnings Report This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein, from past results discussed herein, or illustrative examples provided herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: changes in our investment objectives or investment or operational strategies, including any new lines of business or new products and services that may subject us to additional risks; volatility in our industry, the debt or equity markets, the general economy or the real estate finance and real estate markets specifically, whether the result of market events or otherwise; events or circumstances which undermine confidence in the financial markets or otherwise have a broad impact on financial markets, such as the sudden instability or collapse of large depository institutions or other significant corporations, terrorist attacks, natural or man-made disasters, or threatened or actual armed conflicts; changes in general business, economic, market, employment and political conditions, or in consumer confidence and spending habits from those expected; declines in real estate or significant changes in U.S. housing prices or activity in the U.S. housing market; the availability of, and level of competition for, attractive risk-adjusted investment opportunities in mortgage loans and mortgage-related assets that satisfy our investment objectives; the inherent difficulty in winning bids to acquire mortgage loans, and our success in doing so; the concentration of credit risks to which we are exposed; the degree and nature of our competition; our dependence on our manager and servicer, potential conflicts of interest with such entities and their affiliates, and the performance of such entities; changes in personnel and lack of availability of qualified personnel at our manager, servicer or their affiliates; the availability, terms and deployment of short-term and long-term capital; the adequacy of our cash reserves and working capital; our ability to maintain the desired relationship between our financing and the interest rates and maturities of our assets; the timing and amount of cash flows, if any, from our investments; unanticipated increases or volatility in financing and other costs, including a rise in interest rates; the performance, financial condition and liquidity of borrowers; the ability of our servicer, which also provides us with fulfillment services, to approve and monitor correspondent sellers and underwrite loans to investor standards; incomplete or inaccurate information or documentation provided by customers or counterparties, or adverse changes in the financial condition of our customers and counterparties; our indemnification and repurchase obligations in connection with mortgage loans we purchase and later sell or securitize; the quality and enforceability of the collateral documentation evidencing our ownership and rights in the assets in which we invest; increased rates of delinquency, default and/or decreased recovery rates on our investments; our ability to foreclose on our investments in a timely manner or at all; increased prepayments of the mortgages and other loans underlying our mortgage-backed securities or relating to our mortgage servicing rights , excess servicing spread and other investments; the degree to which our hedging strategies may or may not protect us from interest rate volatility; the effect of the accuracy of or changes in the estimates we make about uncertainties, contingencies and asset and liability valuations when measuring and reporting upon our financial condition and results of income; our failure to maintain appropriate internal controls over financial reporting; technologies for loans and our ability to mitigate security risks and cyber intrusions; our ability to obtain and/or maintain licenses and other approvals in those jurisdictions where required to conduct our business; our ability to detect misconduct and fraud; our ability to comply with various federal, state and local laws and regulations that govern our business; developments in the secondary markets for our mortgage loan products; legislative and regulatory changes that impact the mortgage loan industry or housing market; changes in regulations or the occurrence of other events that impact the business, operations or prospects of government agencies or government-sponsored entities, or such changes that increase the cost of doing business with such entities; the Dodd-Frank Wall Street Reform and Consumer Protection Act and its implementing regulations and regulatory agencies, and any other legislative and regulatory changes that impact the business, operations or governance of mortgage lenders and/or publicly-traded companies; the Consumer Financial Protection Bureau and its issued and future rules and the enforcement thereof; changes in government support of homeownership; changes in government or government-sponsored home affordability programs; limitations imposed on our business and our ability to satisfy complex rules for us to qualify as a real estate investment trust (REIT) for U.S. federal income tax purposes and qualify for an exclusion from the Investment Company Act of 1940 and the ability of certain of our subsidiaries to qualify as REITs or as taxable REIT subsidiaries for U.S. federal income tax purposes, as applicable, and our ability and the ability of our subsidiaries to operate effectively within the limitations imposed by these rules; changes in governmental regulations, accounting treatment, tax rates and similar matters (including changes to laws governing the taxation of REITs, or the exclusions from registration as an investment company); the effect of public opinion on our reputation; the occurrence of natural disasters or other events or circumstances that could impact our operations; and our organizational structure and certain requirements in our charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only. Forward-Looking Statements

Third Quarter Highlights 3Q19 Earnings Report (1) Annualized return on average common equity is calculated based on annualized quarterly net income attributable to common shareholders as a percentage of monthly average common equity during the period. (2) Consists of delegated and non-delegated conventional conforming and non-Agency loans and includes conventional loans acquired from PennyMac Financial Services, Inc. (NYSE: PFSI). Net income attributable to common shareholders of $63.8 million; diluted earnings per common share of $0.71 Annualized return on average common equity of 14%(1) Dividend of $0.47 per common share declared on September 24, 2019 and paid on October 30, 2019 Book value per common share increased to $21.14 from $20.79 at June 30, 2019 Segment pretax results: Credit Sensitive Strategies: $51.9 million; Interest Rate Sensitive Strategies: $(10.1) million; Correspondent Production: $21.8 million; Corporate: $(15.4) million Income tax benefit driven by fair value declines in mortgage servicing rights (MSR) investments held in PMT’s taxable subsidiary Results reflect: Strong correspondent production results, which offset fair value losses in Interest Rate Sensitive Strategies driven by declining interest rates and market volatility Continued strong performance from government-sponsored enterprise (GSE) credit risk transfer (CRT) investments Record correspondent production volumes drove strong growth in CRT and MSR investments Conventional correspondent loan production totaled $18.5 billion in unpaid principal balance (UPB), up 52% from the prior quarter and 118% from 3Q18(2) CRT deliveries totaled $14.2 billion in UPB, resulting in a firm commitment to purchase $523 million of CRT securities New MSR investments totaled $250 million

Third Quarter Highlights (continued) 3Q19 Earnings Report Completed the sale of distressed mortgage loans totaling $94 million in UPB Remaining distressed loans after the sale totaled $33 million in UPB Strong share price performance and increased investment opportunities drove successful capital raises totaling $253 million in net proceeds Raised $198 million from an issuance of 9.2 million common shares in an underwritten equity offering Raised $55 million through the “At-The-Market” (ATM) equity offering program, issuing 2.5 million shares Notable activity after quarter end: Issued $375 million of 3-year term notes related to PMT’s fifth CRT transaction

6 5 Current Market Environment 3Q19 Earnings Report Average 30-year fixed rate mortgage(1) The Federal Reserve again cut the Fed Funds rate by 25 basis points, reflecting uncertainty due to international trade tensions and concerns about the growth rate of the global economy The average 30-year fixed rate mortgage in the third quarter was 3.66% and remains at comparable levels in October Continued decline has led to increased origination volumes and increases to 2019 and 2020 origination forecasts Average monthly MBA Refinance Index in 3Q19 was 42% higher than in 2Q19 Home price appreciation has moderated to levels more consistent with wage growth Tight supply continues to support home prices Credit markets remain strong, as evidenced by spreads on GSE CRT securities, which tightened relative to 2Q19 Mortgage delinquency rates remain near all-time lows The total U.S. loan delinquency rate was 3.53% as of September 30, 2019, down from 3.73% at June 30, 2019 and 3.97% at September 30, 2018(3) 3.73% 3.64% (1) Freddie Mac Primary Mortgage Market Survey. 3.75% as of 10/24/19 (2) Actual Home Sales: National Association of Realtors (existing) and the Census Bureau (new). Home sales Forecast: Average of Mortgage Bankers Association and Fannie Mae. Actual purchase and total originations: Inside Mortgage Finance. Purchase and total originations forecast: Average of Mortgage Bankers Association, Fannie Mae, Freddie Mac. Actual home price appreciation: FHFA Home Price Index. Forecasted home price appreciation: Average of Mortgage Bankers Association, Fannie Mae, Freddie Mac. (3) Black Knight Financial Services. Includes loans that are 30 days or more past due but not in foreclosure Macroeconomic Forecasts(2) 2016 2017 2018 2019E 2020E 2021E New home sales ('000s) 560.91666666666697 616.16666666666697 619.5 675 686.5 743 Actual: Census BureauForecast: MBA, FNMA Existing home sales ('000s) 5440 5546.6666666666697 5339 5376 5473.5 5699 Actual: NARForecast: MBA, FNMA Total originations ($ in billions) $2,065 $1,810 $1,630 $2,063.6666666666665 $1,855.6666666666667 $1,740 Actual: IMFForecast: MBA, FNMA, FHLMC Purchase originations ($ in billions) $1,037 $1,144 $1,141 $1,239.2816666666668 $1,265.8516666666667 $1,325 Actual: IMFForecast: MBA, FNMA, FHLMC U.S. Home Price Appreciation(Y/Y % Change) 5.8% 6.9% 6.3% 4.3% 3.3% 2.2% Actual: FHFA HPIForecast: MBA, FNMA, FHLMC Green: denotes improvement since previous earnings report Red: denotes drop since previous earnings report October 2019 2020 2021 MBA New home sales 675 704 743 43767 Existing home sales 5415 5556 5699 Total originations 2063 1889 1740 Purchase originations 1270 1290 1325 US HPA 4.3% 3.1% 2.2% FNMA New home sales 675 669 43748 Existing home sales 5337 5391 Total originations 2038 1855 Purchase originations 1277 1288 US HPA 5.1999999999999998E-2 4.1000000000000002E-2 FHLMC Total originations 2090 1823 43726 Purchase originations 1170.845 1219.5550000000001 US HPA 3.4000000000000002E-2 2.7E-2 September 2019 2019 2020 2021 MBA New home sales 660 679 685 43727 Existing home sales 5393 5484 5587 Total originations 1937 1729 1740 Purchase originations 1264 1273 1308 US HPA 4.3% 3.1% 2.2% FNMA New home sales 666 653 43718 Existing home sales 5324 5386 Total originations 1971 1837 Purchase originations 1272 1270 US HPA 5.3999999999999999E-2 3.6999999999999998E-2 FHLMC Total originations 2090 1823 43726 Purchase originations 1170.845 1219.5550000000001 US HPA 3.4000000000000002E-2 2.7E-2 August 2019 2019 2020 2021 MBA New home sales 663 672 682 43692 Existing home sales 5357 5444 5529 Total originations 1892 1729 1740 Purchase originations 1259 1273 1308 US HPI 4.7% 3.5% 2.6% FNMA New home sales 659 652 43686 Existing home sales 5335 5422 Total originations 1839 1699 Purchase originations 1200 1232 US HPI 5.3999999999999999E-2 3.6999999999999998E-2 FHLMC Total originations 2045.0000000000002 1823 43691 Purchase originations 1171.451 1219.5550000000001 US HPI 3.4000000000000002E-2 2.5999999999999999E-2 July 2019 2019 2020 2021 MBA New home sales 665 670 682 43663 Existing home sales 5371 5450 5531 Total originations 1737 1683 1740 Purchase originations 1254 1273 1308 US HPI 4.7% 3.5% 2.6% FNMA New home sales 660 652 43656 Existing home sales 5351 5419 Total originations 1752 1691 Purchase originations 1198 1235 US HPI 5.3999999999999999E-2 3.6999999999999998E-2 FHLMC Total originations 1774 1715 43663 Purchase originations 1189.82 1242.191 US HPI 3.5999999999999997E-2 2.7E-2 June 2019 2019 2020 2021 MBA New home sales 665 670 682 Existing home sales 5394 5499 5559 Total originations 1737 1683 1740 Purchase originations 1254 1273 1308 US HPI 4.7% 3.5% 2.6% FNMA New home sales 663 653 Existing home sales 5352 5421 Total originations 1680 1653 Purchase originations 1186 1225 US HPI 4.5999999999999999E-2 2.9000000000000001E-2 FHLMC Total originations 1774 1715 Purchase originations 1190 1242 US HPI 3.5999999999999997E-2 2.7E-2 May 2019 2019 2020 2021 MBA New home sales 657 668 682 Existing home sales 5378 5522 5678 Total originations 1682 1683 1740 Purchase originations 1244 1273 1308 US HPI 3.8% 2.6% 1.9% FNMA New home sales 659 653 Existing home sales 5355 5419 Total originations 1655 1644 Purchase originations 1183 1226 US HPI 4.5999999999999999E-2 2.9000000000000001E-2 FHLMC Total originations 1733 1701 Purchase originations 1163.607 1237.79 US HPI 3.5999999999999997E-2 2.5999999999999999E-2 April 2019 2019 2020 2021 MBA New home sales 645 672 696 Existing home sales 5484 5597 5802 Total originations 1659 1683 1740 Purchase originations 1244 1273 1308 US HPI 4.4999999999999998E-2 0.03 1.9E-2 FNMA New home sales 632 660 Existing home sales 5338 5454 Total originations 1594 1637 Purchase originations 1176 1238 US HPI 4.2000000000000003E-2 2.8000000000000001E-2 FHLMC Total originations 1672 1669 Purchase originations 1166.662 1236.53 US HPI 3.5000000000000003E-2 2.5000000000000001E-2

Potential Changes in Housing Finance and Implication for PMT 3Q19 Earnings Report Treasury recently released its proposed plan for housing finance reform Seeks to end conservatorship of the GSEs and minimize taxpayer risk Seeks to facilitate competition in the housing finance market Outlines legislative and administrative actions required to enact reforms CFPB earlier announced a proposed rule to eliminate the “QM patch” that classifies all GSE loans as Qualified Mortgages (QM) Any significant reduction in the roles of Fannie Mae and Freddie Mac in the U.S. mortgage market would take time Even with changes in the structure of the GSEs, PMT expects to continue to provide meaningful private capital to invest in Agency residential mortgage credit As markets evolve, PMT is well-positioned to expand its investments to prime non-Agency loan and securitization interests Prime jumbo loans, building on previous securitization activities Prime non-QM and HELOC(1) products (1) Home Equity Line of Credit

PMT’s Investment Activity by Strategy During the Quarter 3Q19 Earnings Report (1) The fair value of CRT investments is reflected on the balance sheet as deposits securing CRT arrangements, firm commitment to purchase CRT securities, and derivative and credit risk transfer strip assets, net of the interest-only security payable. Presented on a pro forma basis that reflects the face amount of firm commitment to purchase CRT securities. (2) REO = Real estate acquired in settlement of loans. Net new investments reflect sales in performing and non-performing loans as a part of PMT’s strategy to exit the investments. (3) ESS = Excess servicing spread (4) MBS = Mortgage-backed securities. Net new investments represents rebalancing of the MBS portfolio and runoff. (5) Net new investments represents new investments net of sales, liquidations, and runoff (6) Changes in fair value of CRT investments included the accrual of carry on firm commitments reflected in income as well as changes in fair value upon settlement of a CRT transaction Credit Sensitive Strategies Interest Rate Sensitive Strategies (in millions) Long-term mortgage asset Asset carrying value at 6/30/19 Net new investments(5) Runoff / liquidations Fair value changes(6) Asset carrying value at 9/30/19 Balance New Investments FV Changes Credit Risk Transfer(1) $2,560.6079999999997 $506.71200000000033 $-16.361999999999625 $43.218999999999994 $3,110.5390000000002 See "CRT Assets" tab From Dan Perotti (next tab) Distressed Loans & REO(2) $172.28100000000001 $-75.945000000000007 $-75.945000000000007 $-1.78 $94.555999999999997 Mortgage loans at fair value, level 3 + REO + RE Held for Invest on BS MDA Invest Port for Distressed (should be 0) FV Changes: Valuation Changes from "Distressed Realized Unrealized Tab" 15.355 79.200999999999993 MSR & ESS(3) $1,320.5829999999999 $187.06289213000005 $-63.202107869999963 $-,161.79089213 $1,345.855 Balance sheet MDA Invest Port for MSR and ESS FV Changes: Investor Slide Agency MBS(4) $2,600.357 $-,286.66329059999953 $-,815.3029059999949 $11.3162906 $2,325.100000000002 Balance sheet MDA Invest Port for Agency MBS FV Changes: Investor Slide Total $6,653.8289999999997 $331.16660153000089 $-,970.53939846999901 $-,109.3560153000001 $6,875.9600000000009 Long-term mortgage asset Asset Balance (3/31/19) Runoff / liquidations Fair value changes(2) Asset Balance(6/30/19) Balance New Investments FV Changes Credit Risk Transfer(1) $2,201.9190000000003 $-3.8330000000005384 $38.262999999999998 $2,560.6079999999997 See "CRT Assets" tab From Dan Perotti (next tab) Distressed loans & REO $223.63299999999998 $-45.249999999999972 $-6.1020000000000003 $172.28100000000001 Mortgage loans at fair value, level 3 + REO + RE Held for Invest on BS FV Changes: Valuation Changes from "Distressed Realized Unrealized Tab" FV Changes: Valuation Changes from "Distressed Realized Unrealized Tab" 97.808000000000007 $74.472999999999999 MSR & ESS $1,361.989 $-54.342846940000072 $-,140.49115306000002 $1,320.5829999999999 Balance sheet MDA Invest Port for MSR and ESS FV Changes: Investor Slide Agency MBS $2,589.1060000000002 $-91.186166210000465 $21.235166209999996 $2,600.357 Balance sheet MDA Invest Port for Agency MBS FV Changes: Investor Slide Total $6,376.6470000000008 $-,194.61201315000105 $-87.094986850000026 $6,653.8289999999997 Long-term mortgage asset Asset Balance (12/31/18) Runoff / liquidations Fair value changes(2) Asset Balance(6/30/19) Credit Risk Transfer(1) $1,877.5229999999999 #REF! #REF! $2,560.6079999999997 7.3137759999999998 Distressed loans & REO $246.703 $-66.539999999999992 $-7.8819999999999997 $172.28100000000001 9.4420889999999993 MSR & ESS $1,378.4789999999998 $-,102.64969089999977 $-,241.5030909999999 $1,320.5829999999999 Agency MBS $2,610.422 $-,144.86790321000035 $53.600903209999998 $2,600.357 Total $6,113.1270000000004 #REF! #REF! $6,653.8289999999997

Note: This slide presents estimates for illustrative purposes only, using PMT’s base case assumptions (e.g., for credit performance, prepayment speeds, financing economics) and does not contemplate significant changes or shocks to current market conditions. Actual results may differ materially.  Please refer to slide 2 for important disclosures regarding forward-looking statements. (1) Management’s internal allocation of equity. Equity allocated to MSR, ESS and distressed loan investments reflects an allocation of exchangeable senior notes and associated expenses (2) Projected CRT income includes fair value recognition upon loan delivery under CRT agreements (3) ROE calculated as a percentage of segment equity (4) ROE calculated as a percentage of total equity Run-Rate Return Potential from PMT’s Investment Strategies 3Q19 Earnings Report New investments in CRT and MSRs are accretive to and drive PMT’s overall return potential Driven by PMT’s strong correspondent production volumes CRT return potential reflects credit spreads that have tightened Interest rate sensitive strategies return potential incorporates elevated hedge costs driven by market volatility Correspondent production return potential reflects normalization over time from recent elevated results Impact of distressed loans and real estate owned substantially diminished given recent sales ($ in millions, except EPS) Annualized Return on Equity (ROE) WA Equity Allocated (%)(1) Credit sensitive strategies: GSE credit risk transfer(2) 0.19885585983699861 0.41936716560208698 Distressed loan investments -1.1% 1.9745352773483976E-2 Other credit sensitive strategies 0.15510783738235828 3.1410367350465087E-3 Net credit sensitive strategies 0.18916549678421171 0.44225355511061748 Interest rate sensitive strategies: MSRs (incl. recapture) 0.13730044187747542 0.16975233973875511 ESS (incl. recapture) 8.5% 3.0620475822460066E-2 Agency MBS 0.19527094705852635 5.6739176571515393E-2 Non-Agency senior MBS (incl. jumbo) 0.11881081873931976 1.6644494688676514E-3 Interest rate hedges(3) -4.5% 0 Net interest rate sensitive strategies 9.9% 0.25877644160159818 Correspondent production 0.14444359529391113 0.152390939080188 Cash, short term investments, and other .4% 0.14657906420759623 Management fees & corporate expenses(4) -2.8% Net Corporate(4) -2.8% Provision for income tax expense -0.2% Net income 0.10138221436330329 1 Dividends on preferred stock 8.3% 0.12408489402780476 Net income attributable to common shareholders 0.10395414170718981 0.87591510597219524 Diluted EPS $0.52622184213688716

Mortgage Investment Activities

Correspondent Production Volume and Mix (UPB in billions) (1) Includes delegated and non-delegated acquisitions (2) For delegated government loans, PMT earns a sourcing fee and interest income for its holding period and does not pay a fulfillment fee (3) Conventional conforming and non-Agency interest rate lock commitments (4) Inside Mortgage Finance for 3Q19 (5) Based on funded loans subject to fulfillment fees Correspondent Production Highlights 3Q19 Earnings Report (2) Correspondent acquisitions of nonaffiliated originations in 3Q19 totaled $31.5 billion in UPB, up 45% Q/Q and 90% Y/Y(1) 54% conventional loans; 46% government loans Conventional conforming acquisitions of $16.6 billion in UPB, up 55% Q/Q and 122% Y/Y Government acquisitions of $14.3 billion in UPB, up 36% Q/Q and 60% Y/Y Acquired $1.4 billion in UPB of conventional loans originated by PFSI, up 28% Q/Q and 60% Y/Y Conventional lock volume of $19.5 billion in UPB, up 54% Q/Q and 132% Y/Y(3) Largest correspondent aggregator in the U.S. in 3Q19(4) Increase in market share driven by our ability to maintain high service levels despite substantially elevated industry volumes E-note pilot launched with first correspondent seller; first notes funded and financed with a bank warehouse line of credit and delivered to Fannie Mae October correspondent acquisitions estimated to be $14.2 billion in UPB; locks estimated to be $14.2 billion in UPB CLG Fundings ($ in millions) 4Q15 2Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 Conventional loans 3,460.344691769993 5,171.1909999999998 $7.4924460000000002 $4.6319049999999997 $5.9180260000000002 $6.530036 $5.89115040074 $4.2256309999999999 $5.3963696957799998 $7.5008470168200008 $9.0497453661300025 $8.1301551775100016 $10.736873579099999 $16.64106715254 Government loans 6,557.7966368400066 9,433.2540000000008 $12.544392 $9.2801719999999985 $10.392396 $10.873405 $9.5048030605200005 $8.8304058649199995 $9.5460321426500006 $8.970207506939996 $8.8851505081599989 $6.7519281152599993 $10.57401382494 $14.34034391408 Jumbo loans 11.848043619999997 2.8279999999999998 $5.2700000000000002E-4 $0 $0 $0 $8.4138509400000002E-3 $8.6219370999999993E-3 $4.6743108199999994E-3 $5.3966220799999999E-3 $4.2041602899999999E-3 $3.1151630499999996E-3 Non-delegated loans $7.454083249E-2 $0.11993388572999999 $0.17350670600000001 $0.40246240699999997 $0.53097004932999992 Total Correspondent Production 10,029.98937223 14,607.272999999999 $20.037365000000001 $13.912076999999998 $16.310421999999999 $17.403441000000001 $15.39595346126 $13.056036864919999 $14.950815689370001 $16.554217293349996 $18.059504070839999 $15.060986620850001 $21.717553971330002 $31.515496279000001 Conventional and Jumbo Total 3,472.1927353899928 5,174.190000000002 $7.4929730000000001 $4.6319049999999997 $5.9180260000000002 $6.530036 $5.89115040074 $4.2256309999999999 $5.4047835467200001 $7.5094689539200008 $9.0544196769500029 $8.1355517995900009 $10.741077739389999 $16.644182315590001 CLG Locks Conventional 3,629.6939809999999 5,957.3439829999998 6.9251964519999998 5.1843501210000005 7.0215815609999996 6.3563441639400002 6.2932366228800003 4.3919986880000002 6.0907790369999999 $8.5353469400000002 $9.8306182300000007 $8.9736361389999999 $12.627741751 $19.461057782000001 Government 7,001.4297729999998 10,023.369957000001 12.289472867000001 9.2919195020000007 11.209338515000001 10.9993008760595 9.5708870151197001 9.1622598610001003 10.0820198199998 $9.1457154989998006 $8.9917640179998006 $7.3852669409998999 $12.028369231999902 $15.933165000999699 Jumbo 14.105402 7.1311499999999999 1.6956E-3 0 0 0 1.289655E-2 5.9452491000000003E-2 $3.2869286999999997E-2 $1.6673044999999997E-2 $1.332025E-2 $1.4479428999999997E-2 $1.25E-3 Non-delegated $0.14384401999999999 $0.22710090400000002 $0.35995399000000006 $0.63615033200000004 $0.85293442499999994 Total locks 10,645.23 15,987.845090000001 19.216364919000004 14.476269623 18.230920076 $17.355645039999501 $15.8641236379997 $13.5671550990001 $16.232251347999799 $17.857775745999803 $18.839055292999799 $16.732177319999899 $25.306740743999903 $36.248407207999698 Conventional and Jumbo Locks 3,643.799383 5,964.4751329999999 $6.9268920519999995 $5.1843501210000005 $7.0215815609999996 $6.3563441639400002 $6.2932366228800003 $4.4048952379999999 $6.1502315279999999 $8.5682162270000006 $9.8472912749999999 $8.9869563889999995 $12.64222118 $19.462307782 Key Financial Metrics 2Q19 3Q19 Pretax income as a percentage of interest rate lock commitments(3) 5.9999999999999995E-4 5.9999999999999995E-4 Fulfillment fee(5) 2.8E-3 2.7000000000000001E-3 Selected Operational Metrics 2Q19 3Q19 Correspondent seller relationships 752 770 Purchase money loans, as a % of total acquisitions 0.79 0.66

GSE CRT Investments Continue Growth Trajectory and Strong Performance Delivering loans to Fannie Mae under a commitment for our sixth CRT transaction Delivered $14.2 billion in UPB of loans during the quarter resulting in a firm commitment to purchase $523 million of CRT securities Modest increase in delinquencies reflects expected seasoning of the loans underlying our CRT investments; credit performance remains strong and in line with expectations Note: See slides 15, 17, and 26 - 28 for financial performance and additional details regarding CRT investments (1) The fair value of CRT investments is reflected on the balance sheet as deposits securing CRT arrangements, firm commitments to purchase CRT securities and derivative and credit risk transfer strip assets, net of the interest-only security payable. Presented on a pro forma basis that reflects the face amount of firm commitment to purchase CRT securities, and the commitment to fund deposits securing CRT agreements, as applicable, for each period shown. (2) FICO and LTV metrics at origination for the population of loans remaining as of the date presented CRT Investments(1) ($ in millions) 3Q19 Earnings Report 3Q18 4Q18 1Q19 2Q19 3Q19 42369 42735 9/30/2017 12/31/2017 43190 43281 43373 43465 43555 6/30/2019 43738 QoQ Change Selected metrics for quarter ended(2): Deposits securing CRT agreements $147 $450.05900000000003 $545.69399999999996 $588.86699999999996 $622.33000000000004 $651.20399999999995 $662.62400000000002 $1,146.501 $1,137.2829999999999 $2,060.6120000000001 $2,044.25 BS $-16.36200000000008 Underlying UPB of loans ($ in billions) $38.700000000000003 $46.3 $52.9 $59.607726750300003 $69.055740936959992 CRT derivatives $0.59299999999999997 $15.61 $56.878 $98.64 $103.995 $119.169 $126.354 $123.98699999999999 $130.447 $124.033 $121.383 FNCRT $-2.6500000000000057 WA FICO 746 746 746 746.81797642090623 748 Credit risk transfer strip $62.478999999999999 $67.567999999999998 FNCRT $5.0889999999999986 WA LTV 0.80200000000000005 0.80600000000000005 0.82899999999999996 0.83208035204006803 0.83399999999999996 Interest-only security payable at fair value $-4.1139999999999999 $-6.3860000000000001 $-7.07 $-7.7960000000000003 $-7.6520000000000001 $-8.8209999999999997 $-36.011000000000003 $-32.564 $-26.356000000000002 $-24.728999999999999 FNCRT $1.6270000000000024 60+ Days Delinquent % o/s UPB .238% .259% .267% .267% .305% Face amount of firm commitment to purchase CRT securities $57.823 $294.69799999999998 $605.05200000000002 $886.96900000000005 $324.25900000000001 $847.33299999999997 FN_firmcommit $523.07399999999996 Actual losses ($ in millions) $0.44300000000000006 $0.68100000000000005 $0.89500000000000002 $0.88199999999999967 $1.671 Fair value of firm commitment $4.4260000000000002 $18.748999999999999 $37.994 $79.784000000000006 $15.581 $54.734000000000002 FN_firmcommit $39.153000000000006 Cumulative lifetime losses ($ in millions) $2.9380000000000002 $3.6190000000000002 $4.5140000000000002 $5.3959999999999999 $7.0670000000000002 Commitments to fund deposits securing CRT agreements $92.108999999999995 $356.274 $482.471 $552.95699999999999 $597.06600000000003 $578.50800000000004 $0 $0 $0 $0 CRT4 $0 Total $147.59299999999999 $553.6640000000001 $952.46 $1,162.9079999999999 $1,271.4859999999999 $1,422.360000000001 $1,672.1120000000001 $1,877.5229999999999 $2,201.9190000000003 $2,560.6079999999997 $3,110.5390000000002 $549.93100000000049 Firm commitment to purchase CRT security at FV 42369 42735 9/30/2017 12/31/2017 43190 43281 43373 43465 43555 6/30/2019 43738 -17423 Funded investments $147.59299999999999 $461.55500000000006 $596.18600000000004 $680.4369999999999 $718.529 $762.72099999999989 $780.15700000000004 $1,234.4770000000001 $1,235.1659999999999 $2,220.7679999999996 $2,208.4720000000002 14773 Unfunded commitments $0 $92.108999999999995 $356.274 $482.471 $552.95699999999999 $659.31500000000005 $891.95500000000004 $643.04600000000005 $966.75300000000004 $339.84000000000003 $902.06700000000001 Total $147.59299999999999 $553.6640000000001 $952.46 $1,162.9079999999999 $1,271.4859999999999 $1,422.360000000001 $1,672.1120000000001 $1,877.5230000000001 $2,201.9189999999999 $2,560.6079999999997 $3,110.5390000000002 17.349115472956033 1.2598480538226471

3Q19 Earnings Report Term Financing in Place for Substantial Majority of CRT Investments Outstanding term financing for PMT’s CRT investments grew to over $1.3 billion as of October 31, 2019 Term notes reduce margin call risk and associated internal cash reserves (1) PMT is currently in the aggregation period delivering loans to Fannie Mae under a commitment for a sixth CRT transaction. UPB represents the volume delivered through September 30, 2019. (2) As of September 30, 2019 Transaction CRTs 1-3 CRT 4 CRT 5 CRT 6(1) Status Funded Funded Funded In aggregation UPB(2) ($ in billions) $7.6 $19 $19.899999999999999 $22.6 Face Amount(2) ($ in millions) $353.96197205999999 $761.67364499999996 $928.63154999999995 $847.33299999999997 Financing • $296 million of 3-year term notes • $638 million of 4-year term notes • $375 million of 3-year term notes• $384 million of securities repurchase agreements • Commitment to acquire CRT securities

MSR assets increased modestly to $1.2 billion driven by investment growth from record conventional production volumes, partially offset by fair value losses resulting from the decline in mortgage rates during the quarter and expectations for higher prepayments in the future $250 million in new MSR investments from third quarter production volume UPB associated with MSR investments increased to $116.3 billion from $106.2 billion at June 30, 2019 ESS investments relating to bulk, mini-bulk and flow MSR acquisitions by PFSI between 2013 and 2015 decreased to $183.1 million, driven by repayments of the underlying loans and interest rate-driven fair value losses UPB associated with ESS investments decreased to $20.7 billion from $21.8 billion at June 30, 2019 MSR and ESS Investments ($ in millions) Trends in MSR and ESS Investments 3Q19 Earnings Report

Financial Results

Note: Amounts may not sum exactly due to rounding (1) Income contribution and the annualized return on equity calculated net of any direct expenses associated with investments (e.g., loan fulfillment fees and loan servicing fees), but before tax expenses. Some of the income associated with the investment strategies may be subject to taxation. (2) Market-driven value changes include fair value recognition upon loan delivery under firm commitment to purchase CRT securities attributable to the credit sensitive strategies segment; see slide 17 for details. Categorization of income as market-driven value changes based on management assessment. Income excluding market-driven value changes does not represent REIT taxable income. (3) Equity allocated represents management’s internal allocation. MSR, ESS and distressed loan investments reflect an allocation of exchangeable senior notes and associated expenses. Third Quarter Income and Return Contributions by Strategy 3Q19 Earnings Report Q3 2019 ($ in millions) Total Income Contribution(1) Market-Driven Value Changes(2) Income Excluding Market-Driven Value Changes(1)(2) WA EquityAllocated(3) Annualized Return on Equity (ROE)(1) Credit sensitive strategies: GSE credit risk transfer $55,159,032.305874869 $19,170,933.965874869 $35,988,098.340000004 $,573,694,599.76750004 0.38458812286696825 Distressed loan investments -3,634,529.7664568042 0 -3,634,529.7664568042 80,384,037.2725081 -0.18085828429519993 Other credit sensitive strategies ,338,821.97000000003 80,907.429999999993 ,257,914.54000000004 7,754,170.7375000007 0.17478179496947141 Net credit sensitive strategies $51,863,324.509418063 $19,251,841.395874869 $32,611,483.113543198 $,661,832,807.77750814 0.31345272642847427 Interest rate sensitive strategies: MSRs (incl. recapture) $-,143,502,500.99229276 $-,157,927,848.81 $14,425,347.817707254 $,549,244,574.6827749 -1.0450899843675285 ESS (incl. recapture) -2,677,939.1112504276 -3,863,043.3199999994 1,185,104.2087495718 72,672,871.263456985 -0.14739690697191482 Agency MBS 17,624,021.420000002 11,316,290.599999998 6,307,730.8200000022 ,129,227,717.90433967 0.54551830538541635 Non-Agency senior MBS (incl. jumbo) 97,338.110000000452 64,685.610000000452 32,652.5 1,901,757.1612600088 0.20473299532209277 Interest rate hedges ,118,358,518.2999999 ,118,358,518.2999999 0.62869133238586283 Net interest rate sensitive strategies $,-10,100,562.543543193 $,-32,051,397.890000019 $21,950,835.346456826 $,753,046,921.1183152 -5.3651703561693458E-2 Correspondent production $21,783,541.886145156 $21,783,541.886145156 $,587,013,239.20523965 0.14843646058571361 Cash, short term investments, and other $,646,714.94999999995 $,646,714.94999999995 $86,687,323.994495004 2.9841269528221633E-2 Management fees & corporate expenses ,-16,059,735.75 ,-16,059,735.75 Corporate $,-15,413,020.800000001 n/a $,-15,413,020.800000001 $86,687,323.994495004 -2.9518656015510521E-2 Benefit / (Provision) for income tax expense $21,866,671 $24,832,840.784250002 $-2,966,169.7842500024 Net income $69,999,954.52020028 $12,033,284.290124852 $57,966,669.76189518 $2,088,580,291.9890742 0.13406227056821468 Dividends on preferred stock $6,235,937.5 $,299,707,489.41000003 8.3226982579260589E-2 Net income attributable to common shareholders $63,764,016.552020028 $1,788,872,802.5790741 0.14257920733120755 Diluted EPS $0.71

Segment Pretax Results 3Q19 Earnings Report PMT seeks to manage interest rate risk exposure on a “global” basis, recognizing interest rate sensitivities across its investment strategies In a period of decreasing interest rates, PMT’s MSR and ESS investments typically decrease in fair value, while the Agency MBS investments increase in fair value In 3Q19, MSR and ESS fair values decreased by $161.8 million due to the decrease in interest rates, resulting in higher expected prepayment activity in the future PMT’s MSR portfolio is concentrated in recent vintage loans (2016 - 2018 originations), highly sensitive to prepayments at the current level of interest rates and, as a result, costly to hedge Along with Agency MBS, gains in interest rate hedges substantially offset the MSR and ESS fair value declines $118.4 million in hedge gains, which are net of hedge costs; market volatility has driven higher hedge costs Loss in interest rate sensitive strategies segment also offset by significantly higher correspondent production income in 3Q19 Note: Amounts may not sum exactly due to rounding (1) Income contribution and the annualized return on equity calculated net of any direct expenses associated with investments (e.g., loan fulfillment fees and loan servicing fees), but before tax expenses. Some of the income associated with the investment strategies may be subject to taxation. (2) Market-driven value changes include fair value recognition upon loan delivery under firm commitment to purchase CRT securities attributable to the credit sensitive strategies segment; see slide 17 for details. Categorization of income as market-driven value changes based on management assessment. Income excluding market-driven value changes does not represent REIT taxable income. Q3 2019 ($ in millions) Total Income Contribution(1) Market-Driven Value Changes(2) Income Excluding Market-Driven Value Changes(1)(2) Net credit sensitive strategies $51,863,324.509418063 $19,251,841.395874869 $32,611,483.113543198 Interest rate sensitive strategies: MSRs (incl. recapture) $-,143,502,500.99229276 $-,157,927,848.81 $14,425,347.817707254 ESS (incl. recapture) -2,677,939.1112504276 -3,863,043.3199999994 1,185,104.2087495718 Agency MBS 17,624,021.420000002 11,316,290.599999998 6,307,730.8200000022 Non-Agency senior MBS (incl. jumbo) 97,338.110000000452 64,685.610000000452 32,652.5 Interest rate hedges ,118,358,518.2999999 ,118,358,518.2999999 Net interest rate sensitive strategies $,-10,100,562.543543193 $,-32,051,397.890000019 $21,950,835.346456826 Correspondent production $21,783,541.886145156 $21,783,541.886145156

Performance of the GSE Credit Risk Transfer Investments in 3Q19 3Q19 Earnings Report Income Contribution ($ in millions) Income Contribution Comments Market-driven value changes: Valuation-related changes included in Net gain (loss) on investment $8,679,877.1299999952 • Reflects the result of credit spread tightening on CRT investments Net gain on mortgage loans acquired for sale 10,491,056.835874872 • Fair value recognition upon loan delivery under firm commitment to purchase CRT securities totaled $25.9 million; $15.4 million was attributed to the Correspondent Production segment $19,170,933.965874866 Income excluding market-driven value changes: Realized gains and carry included in Net gain (loss) on investment $45,632,150.109999999 • Spread income earned on CRT investments Losses recognized during period -1,671,000 Interest income 11,193,682.82 • Interest income on cash deposits securing CRT investments Interest expense ,-19,166,734.59 • Financing expense related to CRT investments $35,988,098.340000004 Total income contribution $55,159,032.305874869 15373743 25,864,799.83587487

Appendix

3Q19 Earnings Report PMT’s Business Model Is Unique Among Mortgage REITs Synergistic Partnership with PFSI Access to specialized mortgage capabilities, including origination and servicing operations PFSI has expertise across all mortgage functions with over 3,900 employees led by a highly experienced management team Enables PMT to aggregate quality investments in residential mortgage products with minimal operational risk Established appropriate agreements, controls and oversight to identify and manage potential conflicts Strong Balance Sheet with Significant Sources of Liquidity Strong capital structure with modest leverage and diversified sources of funding Securitization structure that allows for issuance of term notes on Fannie Mae MSRs to institutional investors Diversified Investment Strategy Access to Mortgage Origination and Servicing Assets Organically produced investments in credit risk and interest-sensitive assets driven by production activities Demonstrated ability to invest in multiple residential mortgage strategies to capitalize on market trends: newly originated loans, CRT, MSRs, ESS, RMBS(1) and distressed whole loans Securitization interests in HELOC and prime non-QM loans Exclusive rights to the conventional correspondent production business and resulting assets Right of first refusal on other investment opportunities sourced by its manager and service provider, PFSI Risk Management and Governance Substantial expertise and resources dedicated to risk management Sophisticated program to actively manage and hedge interest rate risk Governance led by board of trustees which includes seven independent trustees (1) Residential Mortgage Backed Securities

(1) At period end (2) Return on average common equity is calculated based on annualized quarterly net income attributable to common shareholders as a percentage of monthly average common equity during the period Track Record of Stable Dividends and Book Value 3Q19 Earnings Report Repurchased 14.7 million common shares at a cost of $216 million from 3Q15 through 1Q18 Issued 29.2 million common shares through underwritten common equity offerings and our ATM program in 2019 ROE(2) 4% 11% 7% 10% 13% 11% 14% 10% 14%

Estimated Sensitivity to Changes in Interest Rates At 9/30/19 Instantaneous parallel shock in interest rates (in bps) Interest Rate Sensitive Strategies Designed to Mitigate Interest Rate Volatility 3Q19 Earnings Report % change in PMT’s shareholders’ equity (1) (2) (3) Gain in value with increasing rates Gain in value with decreasing rates MSRs ESS Agency MBS Interest Rate Hedges PMT’s interest rate risk exposure is managed on a “global” basis Multiple mortgage-related investment strategies with complementary interest rate sensitivities Utilization of financial hedge instruments Contributes to stability of book value (1) Includes loans acquired for sale and IRLCs, net of associated hedges, Agency and Non-Agency MBS assets (2) Includes MSRs, ESS, and hedges which include put and call options on MBS, Eurodollar futures, Treasury futures, and Exchange-traded swaps (3) Net exposure represents the net position of the “Long” Assets and the MSRs/ESS and Hedges

MSRs and ESS Asset Valuation Unaudited (1) Pool UPB, weighted average coupon and expected prepayment speed represent the characteristics of the underlying MSR portfolio owned by PennyMac Financial. Weighted average servicing spread, fair value and valuation multiple relate to the ESS asset owned by PMT. The fair value assessment of ESS gives consideration to expected servicing fee collections on non-MSR collateral that has been bought out of the underlying MSR pools due to ongoing servicer activity. The balance of the non-MSR collateral is reflected in the pool UPB above in the amount of $375 million. 3Q19 Earnings Report ($ in millions) Mortgage Servicing Rights Excess Servicing Spread(1) At 9/30/19 Pool UPB $,116,371.60337979029 $20,794.571099440036 Pool weighted average coupon 4.2848530402552903E-2 4.1953284899315983E-2 Weighted-average pool prepayment speed assumption (CPR) 0.160156877098968 0.11732667524073749 Weighted average servicing fee/spread 2.7486919398771298E-3 1.8659580837561E-3 Fair value $1,162.7140174760646 $183.14141621862046 As a multiple of servicing fee 3.6349615490964071 4.7199208661404217 ($ in millions) Mortgage Servicing Rights Excess Servicing Spread(1) At 6/30/19 Pool UPB $,106,200.5005298196 $21,757.902999999998 Pool weighted average coupon 4.3188643878391803E-2 4.1938830545298469E-2 Weighted-average pool prepayment speed assumption (CPR) 0.13886507563384645 0.11084771327856151 Weighted average servicing fee/spread 2.6594616800846094E-3 1.8660386986363549E-3 Fair value $1,126.4270101127686 $194.15563072699965 As a multiple of servicing fee 3.99 4.78 ($ in millions) Mortgage Servicing Rights Excess Servicing Spread(1) At 3/31/19 Pool UPB $99,279.532453479696 $22,664.21119486 Pool weighted average coupon 4.2931191921520298E-2 4.1889348466830997E-2 Weighted-average pool prepayment speed assumption (CPR) 0.116244474093064 0.103608810433114 Weighted average servicing fee/spread 2.6047367146935499E-3 1.8659996483642301E-3 Fair value $1,156.9081304559199 $205.08092964572299 As multiple of servicing fee 4.4737871560456925 4.8492336638460927

PMT's Excess Servicing Spread Investments in Partnership with PFSI

- PMT has co-invested in Agency MSRs acquired from third-party sellers by PFSI; presently only related to Ginnie Mae MSRs
- PMT acquires the right to receive the excess servicing spread cash flows over the life of the underlying loans
- PFSI owns the MSRs and services the loans


Acquired by PFSI from Third-Party Seller(1)
MSR Asset (e.g., 25bp servicing fee)
Acquired by PMT from PFSI(1)
Excess Servicing Spread (e.g., 12.5bp)
Base MSR (e.g., 12.5bp)

Example transaction: actual transaction details may vary materially

Excess Servicing Spread[2]

- Interest income from a portion of the contractual servicing fee
  - Realized yield dependent on prepayment speeds and recapture

Base MSR

- Income from a portion of the contractual servicing fee
- Also entitled to ancillary income
- Bears expenses of performing loan servicing activities
- Required to advance certain payments largely for delinquent loans

[1] The contractual servicer and MSR owner is PennyMac Loan Services, LLC, a wholly-owned subsidiary of PFSI
[2] Subject and subordinate to Agency rights (under the related servicer guide); does not change the contractual servicing fee paid by the Agency to the servicer.

PennyMac®
3Q19 Earnings Report | 23

-89% Y/Y Distressed Loan Portfolio Is Declining Through Liquidation and Sales 3Q19 Earnings Report -97% Y/Y Performing Loans (UPB in millions) Nonperforming Loans (UPB in millions) Completed the sale of distressed mortgage loans totaling $94 million in UPB Remaining distressed loans after the sale totaled $33 million in UPB Driven by bulk sale of $232 million in UPB Driven by bulk sale of $42 million in UPB Driven by bulk sale of $35 million in UPB Driven by bulk sale of $52 million in UPB

Net Gains (Losses) on Loans Unaudited Performance of the Distressed Mortgage Loan Investments 3Q19 Earnings Report Unaudited Quarter ended ($ in thousands) $43,646 $43,738 Valuation Changes: Performing loans $-1,772 $-1,263 Nonperforming loans -4,330 -,517 -6,102 -1,780 Payoffs 507 480 Sales 144 122 $-5,451 $-1,178

Return on Equity Contribution of the GSE Credit Risk Transfer Investments 3Q19 Earnings Report Annualized Return on Average CRT Equity Average CRT equity(1) ($ in millions) $166 $178 $207 $271 $333 $403 $452 $490 $446 (1) Equity allocated represents management’s internal allocation across segments and investment strategies $452 $476 $574

Current outstanding UPB of loans delivered to the CRT SPVs and sold to Fannie Mae or delivered subject to agreements to purchase REMIC CRT securities Credit Risk Transfer – Balance Sheet Treatment Current cash collateralizing guarantee included in “Deposits securing credit risk transfer arrangements” Represents the fair value of expected future cash inflows related to assumption of credit risk net of expected future losses Fair value of firm commitment to purchase REMIC CRT securities based on loans delivered to date Face amount of firm commitment to purchase REMIC CRT securities related to loans delivered 3Q19 Earnings Report Fair value of non-recourse liability issued by CRT trusts; represents value of interest-only payment after the maturity of PMT’s investments At September 30, 2019 (1) (1) Does not appear on the balance sheet ($ in thousands) Since Inception(1) As of December 31, 2018 1Q19 Activity 2Q19 Activity 3Q19 Activity 4Q19 Activity As of June 30, 2019 Year ended December 31, 2017 Total UPB of loans transferred under CRT agreements $83,397,402 UPB of loans transferred under CRT agreements $35,869,965 $35,869,965 $0 $35,869,965 $30,322,988 UPB of loans delivered subject to agreements to purchase REMIC CRT securities $47,527,437 $16,392,300 $7,702,080 $9,264,173 $14,168,884 $47,527,437 Deposits placed to secure guarantees $2,130,314 1,203,220 1,203,220 $,606,594 Gains (losses) recognized on assets related to CRT agreements Included in net gain on investments: Realized $,223,304.41323000001 ,161,788 21,043.586230000001 21,169.827000000001 19,303 ,223,304.41323000001 $74,860 Valuation-gains ,113,857 ,118,341 6,460 -6,414 -4,530 ,113,857 $92,994 $,337,161.41323000001 ,280,129 27,503.586230000001 14,755.827000000001 14,773 0 ,337,161.41323000001 $,167,854 Included in net gain on loans acquired for sale $96,455.5000000005 30,595 19,600.98000000002 20,390.906999999999 25,869 $96,455.5000000005 Payments made to settle losses $7,065.7999999999993 $3,619 $895.4 $881.4 $1,670 $7,065.7999999999993 $1,486 ($ in thousands) At June 30, 2018 UPB of loans subject to guarantee obligation $69,109,105.86725013 Carrying value of CRT agreements Deposits securing CRT arrangements $2,044,250 Derivative and credit risk transfer strip assets $,188,951 Interest-only stripped security payable at fair value $,-24,729 Firm commitment to purchase CRT security $54,734 Face amount of firm commitment to purchase CRT securities $,847,333

(1) FICO and LTV metrics at origination (UPB in billions) PMT’s Investments in GSE Credit Risk Transfer 3Q19 Earnings Report ($ in billions) CRT 2015 -1 (May 2015 - July 2015) CRT 2015 -2 (August 2015 - Feburary 2016) CRT 2016 -1 (Feburary 2016 - August 2016) At inception 43738 At inception 43738 At inception 43738 UPB $1.32 $0.62101150644000003 UPB $4.2 $2.34401425684 UPB $6.4 $4.5896239408800001 Loan Count 4,108 2,500 Loan Count 15,255 9,498 Loan Count 21,615 16,446 % Purchase 0.67599805258033097 0.69920000000000004 % Purchase 0.71399541134054401 0.73604969467256198 % Purchase 0.67400000000000004 0.70363614252705797 WA FICO(1) 741.62092290717601 743.90614918532799 WA FICO(1) 742.59141710737094 743.95487705782796 WA FICO(1) 748.14379736670799 750.01580066573001 WA LTV(1) 0.80542303113345803 0.80909961082259796 WA LTV(1) 0.81227108641329104 0.81645944888033395 WA LTV(1) 0.81213195516699999 0.81135338798513501 60+ Days Delinquent Loan Count 18 60+ Days Delinquent Loan Count 68 60+ Days Delinquent Loan Count 95 60+ Days Delinquent % o/s UPB .635% 60+ Days Delinquent % o/s UPB .757% 60+ Days Delinquent % o/s UPB .575% 180+ Days Delinquent Loan Count 16 180+ Days Delinquent Loan Count 72 180+ Days Delinquent Loan Count 56 Actual Losses ($k) $462.69693999999998 Actual Losses ($k) $1,847.6148500000006 Actual Losses ($k) $1,548.27724 CRT 2016 -2 (August 2016 - May 2018) CRT 2018 -1 (June 2018 - March 2019) CRT 2019 -1 (April 2019 - Current) At inception 43738 At inception 43738 At inception 43738 UPB $24.026818736589998 $19.019433499409999 UPB $24.82522843752 $19.871212622529999 UPB $22.610445110859999 $22.610445110859999 Loan Count 86,057 72,471 Loan Count 85,434 75,419 Loan Count 73,050 73,050 % Purchase 0.73231658537844102 0.74309723889555801 % Purchase 0.81513749434996197 0.81673053209403401 % Purchase 0.73023956194387396 0.73023956194387396 WA FICO(1) 747 746.60221014474405 WA FICO(1) 746.05023995080398 744.84532653434496 WA FICO(1) 753.55927195764605 753.55927195764605 WA LTV(1) 0.82499999999999996 0.82681049248942895 WA LTV(1) 0.83757801659987496 0.83955520223901803 WA LTV(1) 0.84211033143423897 0.84211033143423897 60+ Days Delinquent Loan Count 336 60+ Days Delinquent Loan Count 235 60+ Days Delinquent Loan Count 24 60+ Days Delinquent % o/s UPB .454% 60+ Days Delinquent % o/s UPB .33% 60+ Days Delinquent % o/s UPB 29780059385768701.298% 180+ Days Delinquent Loan Count 120 180+ Days Delinquent Loan Count 38 180+ Days Delinquent Loan Count 0 Actual Losses ($k) $3,208.819500000016 Actual Losses ($k) $0 Actual Losses ($k) $0 Total At inception 43738 UPB $83.382492284969999 $69.055740936959992 Loan Count ,285,519 ,249,384 % Purchase 0.75165429701047304 0.75828842267346697 WA FICO(1) 748.29818184187002 748.38235223337995 WA LTV(1) 0.83083725847947099 0.83378077660897099 60+ Days Delinquent Loan Count 752 60+ Days Delinquent % o/s UPB .305% 180+ Days Delinquent Loan Count 302 Actual Losses ($k) $7,066.4214640000027

Correspondent Production Acquisitions and Locks by Product Note: Delegated volumes exclude PennyMac Financial’s direct lending loans acquired by PMT. Amounts may not sum exactly due to rounding. 3Q19 Earnings Report (1) Consists of prime jumbo and non-QM loans (UPB in millions) 3Q18 4Q18 1Q19 2Q19 3Q19 QoQ YoY Acquisitions Delegated Conventional Conforming $7,502.9118440200009 $9,051.5303497000041 $8,130.1551775100015 $10,736.8735791 $16,644.57226590001 0.55017725634664316 1.218346366398495 Delegated Government 8,970.207506939998 8,885.1505081599989 6,751.9281152599997 10,574.13824940001 14,345.505473810001 0.35667549818920352 0.59923897665815251 $8,135.5517995900018 $10,741.77739390001 Delegated Non-Agency(1) 8.6219371000000002 4.6743108200000005 5.3966220800000002 4.2041602899999999 3.1151630499999996 -0.25902847771772286 -0.63869336857027181 Non-Delegated 74.54083 119.933882 173.50670600000001 402.46240699999998 530.97004932999994 0.31930346808764165 6.1232108541050581 Total Correspondent Acquisitions $16,556.28211806 $18,061.289050680003 $15,060.986620850001 $21,717.553971329999 $31,523.647912780001 0.45152847113424111 0.90402940032008927 PFSI's Direct Lending Loans Acquired by PMT 901.95315400000004 878.90821000000005 729.86238200000003 1,126.9662900000001 1,438.871302 0.27676516570872756 0.5952838521810857 Total Acquisitions $17,458.235272059999 $18,940.197260680005 $15,790.84900285 $22,844.520261329999 $32,962.519214780004 0.44290704456495944 0.88807853148438887 Locks Delegated Conventional Conforming $8,391.502919999999 $9,638.6547410000003 $8,973.6361390000002 $12,627.741751 $19,461.57782 0.54113523745913361 1.319138534244829 Delegated Government 9,145.7154989997998 8,962.1117979997998 7,385.2669409998998 12,028.369231999901 15,933.165000999699 0.32463218360570445 0.74214527039925882 Delegated Non-Agency(1) 19.781337000000001 11.187849999999997 13.32025 0 14.479428999999996 1.25 -0.9136706288625055 -0.93680912468151167 Non-Delegated 156.93197000000001 227.10090400000001 359.95399000000003 636.15033200000005 852.93442499999992 0.34077494280078424 4.4350584205372554 Total Locks $17,713.931725999802 $18,839.55292999798 $16,732.177319999901 $25,306.740743999901 $36,248.407207999699 0.43236174008673989 1.0463219441449993 $8,413.4869351200014 $9,935.1128705200044 $8,865.414181590002 $11,868.44029390001 $18,086.43691639999 Correspondent Production pretax income 5.9539999999999997 $-0.628 $3.621 $16.165733484332002 $22.975000000000001 PCG PTI as % of locks 7.0785861208352222E-4 -33335004873272587.0333% 2.1640937283588514E-4 6.3879160291175838E-4 6.3382095296395883E-4 Fulfillment fees 28.591000000000001 27.574000000000002 29.59 3.1570620443949105E-3 3.3893214227201673E-3 2.7548445992050378E-3 0 PMT Total Acquisitions $8,413.4869351200014 $9,935.1128705200044 $8,865.414181590002 $11,868.44029390001 $18,086.43691639999 0.52392792332517102 1.1496489899026674 CDL conventional $827.61793922000004 $739.89155200000005 $608.54488500000002 BDL conventional $69.722358999999997 $139.01665800000001 $121.317497 Total conventional (excl nonDel) $8,400.2521422400005 $9,930.4385597000037 $8,860.175595100009 CRT deliveries $6,773.3360000000002 $8,083.5919999999996 $7,260.1940000000004 0.80632532039613647 0.81402165185383346 0.8194333646898011 Total Conventional $8,488.277651200013 $10,053.97621520004 $9,000.116705900018 $12,182.848394390001 $18,500.99979049999 0.51853650149409947 1.1795522459378347 Conventional Lock Volume $8,411.2842569999993 $9,649.8425910000005 $8,986.9563890000009 $12,642.22118 $19,462.307782 0.40673000210327381 1.0966982024483252 Conventional w/ non-delegated $8,568.216226999999 $9,847.2912749999996 $9,259.819765000002 $13,131.316382000001 $20,099.252547 0.41809632533382235 1.1350930159649106